                                                                SUB-ITEM 77Q1(E)
                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibit (the "Exhibit"), between Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Bond Fund, Invesco Van Kampen California Value Municipal Income Trust, Invesco Van Kampen Dynamic Credit Opportunities Fund, Invesco Van Kampen Exchange Fund, Invesco Van Kampen High Income Trust II, Invesco Van Kampen Massachusetts Value Municipal Income Trust, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust, Invesco Van Kampen Ohio Quality Municipal Trust, Invesco Van Kampen Pennsylvania Value Municipal Income Trust, Invesco Van Kampen Select Sector Municipal Trust, Invesco Van Kampen Senior Income Trust, Invesco Van Kampen Senior Loan Fund, Invesco Van Kampen Trust for Insured Municipals, Invesco Van Kampen Trust for Investment Grade Municipals, Invesco Van Kampen Trust for Investment Grade New Jersey Municipals and Invesco Van Kampen Trust for Investment Grade New York Municipals (each a "Registrant" or, collectively, the "Registrants"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Registrants and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibit A), the Registrants and Invesco agree until at least the expiration date set forth on the attached Exhibit A (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibit of the average daily net
assets allocable to such class.   Acquired fund fees and expenses are not fees
or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibit A. With regard to the Contractual Limits, the Boards of Trustees, and with respect to Invesco Van Kampen Exchange Fund, the Managing General Partners, of the Registrants and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Registrants and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibit on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Registrants and Invesco have agreed to continue them. The Exhibit will be amended to reflect any such agreement.


     It is expressly agreed that the obligations of each Registrant hereunder shall not be binding upon any of the Trustees/Managing General Partners, shareholders, partners, nominees, officers, agents or employees of the Registrants personally, but shall only bind the assets and property of each Fund, as provided in each Registrant's Agreement and Declaration of Trust or Certificate of Limited Partnership. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Registrants, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Registrants acting as such; neither such authorization by such Trustees/Managing General Partners nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust or Certificate of Limited Partnership.

     IN WITNESS WHEREOF, each of the Registrants and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibit.

          INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST II
          INVESCO VAN KAMPEN BOND FUND
          INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
          INVESCO VAN KAMPEN DYNAMIC CREDIT OPPORTUNITIES FUND
          INVESCO VAN KAMPEN EXCHANGE FUND
          INVESCO VAN KAMPEN HIGH INCOME TRUST II
          INVESCO VAN KAMPEN MASSACHUSETTS VALUE MUNICIPAL INCOME TRUST INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST
          INVESCO VAN KAMPEN MUNICIPAL TRUST
          INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST
          INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
          INVESCO VAN KAMPEN SENIOR INCOME TRUST
          INVESCO VAN KAMPEN SENIOR LOAN FUND
          INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS
          INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS
          INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

          By:/s/  John  M.  Zerr
             -----------------------------------
          Title:  Senior  Vice  President
             -----------------------------------

          INVESCO  ADVISERS,  INC.

          By:/s/  John  M.  Zerr
             -----------------------------------
          Title:  Senior  Vice  President
             -----------------------------------
                                                              as of June 6, 2011
                          EXHIBIT "A" - RETAIL FUNDS(1)

              INVESCO VAN KAMPEN ADVANTAGE MUNICIPAL INCOME TRUST

                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                           VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Advantage Municipal Income Trust   Contractual          1.05%   June 1, 2010        June 30, 2012

                          INVESCO VAN KAMPEN BOND FUND

                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                    VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------   ------------   -----------   -----------------   ----------
Invesco VK Bond Fund   Contractual          0.58%   June 1, 2010        June 30, 2012

           INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST


                                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK California Value Muni Income Trust   Contractual          1.05%   June 1, 2010        June 30, 2012

             INVESCO VAN KAMPEN DYNAMICS CREDIT OPPORTUNITIES FUND

                                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                             VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Dynamics Credit Opportunities Fund   Contractual          2.22%   June 1, 2010        June 30, 2012

                        INVESCO VAN KAMPEN EXCHANGE FUND

                           CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                        VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------   ------------   -----------   -----------------   ----------
Invesco VK Exchange Fund   Contractual          0.52%   June 1, 2010        June 30, 2012

                    INVESCO VAN KAMPEN HIGH INCOME TRUST II

                                  CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-------------------------------   ------------   -----------   -----------------   ----------
Invesco VK High Income Trust II   Contractual          2.02%   June 1, 2010        June 30, 2012

         INVESCO VAN KAMPEN MASSACHUSETTES VALUE MUNICIPAL INCOME TRUST

                                                         CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                                      VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Massachusetts Value  Municipal Income Trust   Contractual          1.18%   June 1, 2010        June 30, 2012

                                                              as of June 6, 2011

                INVESCO VAN KAMPEN MUNICIPAL OPPORTUNITIES TRUST

                                           CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
----------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Municipal Opportunities Trust   Contractual          1.03%   June 1, 2010        June 30, 2012

                       INVESCO VAN KAMPEN MUNICIPAL TRUST

                             CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
--------------------------   ------------   -----------   -----------------   ----------
Invesco VK Municipal Trust   Contractual          0.94%   June 1, 2010        June 30, 2012

                INVESCO VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Ohio Quality Municipal Trust   Contractual          1.02%   June 1, 2010        June 30, 2012

          INVESCO VAN KAMPEN PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
----------------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Pennsylvania Value Municipal Income Trust   Contractual          0.98%   June 1, 2010        June 30, 2012

                INVESCO VAN KAMPEN SELECT SECTOR MUNICIPAL RUST

                                           CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
----------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Select Sector Municipal Trust   Contractual          1.07%   June 1, 2010        June 30, 2012

                     INVESCO VAN KAMPEN SENIOR INCOME TRUST

                                 CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Senior Income Trust   Contractual          2.07%   June 1, 2010        June 30, 2012

                      INVESCO VAN KAMPEN SENIOR LOAN FUND

                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF    EXPIRATION
FUND                           VOLUNTARY     LIMITATION      CURRENT LIMIT         DATE
---------------------------   ------------   -----------   -----------------   -------------
Invesco VK Senior Loan Fund
   Class A                    Contractual        1.32%(2)  June 6, 2011        June 30, 2012
   Class B                    Contractual        2.07%(2)  June 6, 2011        June 30, 2012
   Class C                    Contractual        2.07%(2)  June 6, 2011        June 30, 2012
   Class IB                   Contractual        1.32%     June 6, 2011        June 30, 2012
   Class IC                   Contractual        1.32%(2)  June 6, 2011        June 30, 2012

                                                              as of June 6, 2011

                INVESCO VAN KAMPEN TRUST FOR INSURED MUNICIPALS

                                          CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Trust for Insured Municipals   Contractual          1.10%   June 1, 2010        June 30, 2012

            INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS

                                                   CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                                VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
------------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Trust for Investment Grade Municipals   Contractual          0.99%   June 1, 2010        June 30, 2012

      INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW JERSEY MUNICIPALS

                                                              CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                                           VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
-----------------------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Trust for Investment Grade New Jersey Municipals   Contractual          1.08%   June 1, 2010        June 30, 2012

       INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                            CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF   EXPIRATION
FUND                                                         VOLUNTARY     LIMITATION      CURRENT LIMIT        DATE
---------------------------------------------------------   ------------   -----------   -----------------   ----------
Invesco VK Trust for Investment Grade New York Municipals   Contractual          1.02%   June 1, 2010        June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.